mobivity

more customers. more often.

Dennis Becker *CEO, Mobivity*

January 2016

Legal Disclaimer

Included herein are certain forward-looking statements. All statements, other than statements of historical facts, included herein that address activities, events, or development that we expect or anticipate will or may occur in the future are forward-looking statements. Forward-looking statements involve assumptions and are subject to known and unknown risks and uncertainties that could cause actual results or performance to differ materially from those expressed or implied by such forward-looking statements. Although we believe that the assumptions reflected in forward-looking statements are reasonable as of the date of this presentation, we can give no assurance that such assumptions will prove to have been correct. You should also know that forward-looking statements are not guaranties of future performance, and are subject to risks, uncertainties, and assumptions. Should any of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may differ materially from those included within our forward-looking statements. These and other risks and uncertainties associated with our business are described in our public reports including our Annual Report on Form 10-K for the year ended December 31, 2014, filed with the Securities and Exchange Commission. We do not assume and obligation and do not intend to update these forward looking statements.

The industry and market data presented herein are inherently estimates, and are based upon third-party data as well as information derived from the Company's own internal estimates. While the Company believe that these data are reasonable, in some cases these data are based on others' estimates and cannot be verified by the Company. Accordingly, readers are cautioned not to place undue reliance on the industry and market data included herein.

This presentation contains trademarks, trade names, and service marks of other companies. We do not intend our use or display of other companies' trademarks, trade names, or service marks to imply a relationship with, or endorsement or sponsorship of us by, these other companies.

Solving a $124 Billion Dollar Problem

Traditional Marketing Lacks Targeting and

$124 BILLION

is Spent on Channels with Decreasing Audiences Each Year

Digital Marketing is Highly Dynamic and Targeted

[Strategy Analytics Advertising Forecast, 2015]

When Commerce is Performed Online, You Get Targeted and Effective Advertising

Brand Advertising
amazon.com


Name
Gender
Age
City and State
Payment Method
Purchase History

Targeted Advertising Generates

11.2x
Higher Conversion Rates

2.68x
More Revenue Per Ad

250%
More Efficient

ivi McKinsey & Company Study, Point Drive Study, NAI Study

When Commerce is Performed Online, You Get Targeted and Effective Advertising


Brand Advertising
amazon.com
Website Visit

Targeted Advertising Generates

11.2x
Higher Conversion Rates

2.68x
More Revenue Per Ad

250%
More Efficient

When Commerce is Performed Online, You Get Targeted and Effective Advertising


Brand Advertising
amazon.com
Website Visit
Retarget

Targeted Advertising Generates

11.2x
Higher Conversion Rates

2.68x
More Revenue Per Ad

250%
More Efficient

ivi McKinsey & Company Study, Point Drive Study, NAI Study

When Commerce is Performed Online, You Get Targeted and Effective Advertising


Brand Advertising
amazon.com
Website Visit
Retarget
Online Purchase

Targeted Advertising Generates

11.2x
Higher Conversion Rates

2.68x
More Revenue Per Ad

250%
More Efficient

When Commerce is Performed Online, You Get Targeted and Effective Advertising



Brand Advertising
amazon.com
Ability to Market
Website Visit
Online Purchase
Retarget

Targeted Advertising Generates

11.2x
Higher Conversion Rates

2.68x
More Revenue Per Ad

250%
More Efficient

ivi [McKinsey & Company Study](#) [Point Drive Study](#) [NAI Study](#)

What About the Other 93%?

Currently only **7%** of commerce in the US occurs online. How do we track success of advertising for the other **93%**? That is the $124 Billion problem.


eCommerce
7%
93%
Offline Commerce

Offline Marketing Lacks Targeting and Personalization Opportunities

Brand Advertising


Name
Gender
Age
City and State
Payment Method
Purchase History

$124 BILLION

Strategy Analytics Advertising Forecast, 2015

Offline Marketing Lacks Targeting and Personalization Opportunities



Brand Advertising
SUBWAY
Name
Gender
Age
City and State
CASH
Purchase History
SUBWAY
Store Purchase
$124 BILLION

Offline Marketing Lacks Targeting and Personalization Opportunities


Brand Advertising
SUBWAY
Name
Gender
Age
City and State
CASH
Purchase History
?
Ability to Market
SUBWAY
Store Purchase

$124 BILLION

Offline Marketing Audiences Are on the Decline

Television

- Viewers down in **key 18-49 age** demographic (Nielson).
- DVR usage has **reduced TV advertisement effectiveness by 30%** (Nielson).
- Nielson projects **TV households down overall**.

$78.8 BILLION

Strategy Analytics Advertising Forecast, 2015

Offline Marketing Audiences Are on the Decline

Radio

- Forrester reports **15% drop** in listenership.
- **1.8% decrease in radio advertising spend** in 2015 spurred by decrease in effectiveness.

$17.6 BILLION

Offline Marketing Audiences Are on the Decline

Print

- Online news readers **surpassed print** for the first time (State News of Media).
- Yellow Pages use **down 22%** this year (Local Search Association).

$27.9 BILLION

Strategy Analytics Advertising Forecast, 2015

Mobivity's Closed Loop Solution Makes Personalized Marketing Automation Possible for Offline Commerce

Unknown Customer



Purchase data and analytics enable Mobivity customers to transform "traditional" marketing campaign response rates of **0.05%** into **5% or greater** through targeted SMS offers.

Mobivity's Closed Loop Solution Makes Personalized Marketing Automation Possible for Offline Commerce

Unknown Customer



Mass Marketing with Mobivity CTA


SUBWAY
DELUXE
TEXT
SUBWAY
TO

Purchase data and analytics enable Mobivity customers to transform "traditional" marketing campaign response rates of **0.05%** into **5% or greater** through targeted SMS offers.

Mobivity's Closed Loop Solution Makes Personalized Marketing Automation Possible for Offline Commerce


Unknown Customer
Mass Marketing with Mobivity CTA
SUBWAY
DELUXE
Store Location Visit

Purchase data and analytics enable Mobivity customers to transform "traditional" marketing campaign response rates of **0.05%** into **5% or greater** through targeted SMS offers.

Mobivity's Closed Loop Solution Makes Personalized Marketing Automation Possible for Offline Commerce



Unknown Customer
Mass Marketing with Mobivity CTA
Store Location Visit
Purchase Data Recorded

Purchase data and analytics enable Mobivity customers to transform "traditional" marketing campaign response rates of **0.05%** into **5% or greater** through targeted SMS offers.

Mobivity's Closed Loop Solution Makes Personalized Marketing Automation Possible for Offline Commerce


Unknown Customer
Mass Marketing with Mobivity CTA
SUBWAY
DELUXE
Store Location Visit
Purchase Data Recorded
Purchase Data Tied To Customer Number

Purchase data and analytics enable Mobivity customers to transform "traditional" marketing campaign response rates of **0.05%** into **5% or greater** through targeted SMS offers.

Mobivity's Closed Loop Solution Makes Personalized Marketing Automation Possible for Offline Commerce



Unknown Customer
Mass Marketing with Mobivity CTA
Store Location Visit
Purchase Data Recorded
Purchase Data Tied To Customer Number
New Ability To Market

Purchase data and analytics enable Mobivity customers to transform "traditional" marketing campaign response rates of **0.05%** into **5% or greater** through targeted SMS offers.

Mobivity's Closed Loop Solution Makes Personalized Marketing Automation Possible for Offline Commerce


Known Customer
Mass Marketing with Mobivity CTA
Store Location Visit
Purchase Data Recorded
Purchase Data Tied To Customer Number
New Ability To Market

Enable Offline Transactions to Experience Online Advertising Performance

11.2x

Higher Conversion Rates

2.68x

More Revenue Per Ad

250%

More Efficient

Data Driven, Targeted Marketing Drives Results


Traditional Marketing
2%
Redemption Rate
VS
mobivity
41%
Redemption Rate
mobivity
12.48%
Increase
In Average Check

Epicenter of Macro Technology Trends


Cognitive Computing
Payments
Big Data
IBM Watson
facebook
amazon.com
Google
Microsoft
mobivity
VISA
MasterCard
PayPal
Square
Google wallet
Pay
First Data.
ORACLE
SAP

Creating a win-win situation for the customer and the retailer.



Benefits to the Retailer:

- Higher Ticket
- Increased Frequency
- Customer Retention



Benefits to the Consumer:

- Saves Time
- Saves Money
- Convenience
- Consumer Gets Personalization They're Used to From Online Services

Google amazon.com PANDORA NETFLIX

The Path to 100,000 Locations

10% of the Addressable Market


QSR

1 Million+ Location Opportunity

The Path to 100,000 Locations

10% of the Addressable Market



QSR
HAIR
RETAIL
FAST CASUAL
CASUAL

1 Million+ Location Opportunity

The Path to 100,000 Locations

10% of the Addressable Market



PERSONAL CARE
HAIR
PETS
RETAIL
DEPT. STORES
QSR
FINE DINING
CASUAL
FAST CASUAL

1 Million+ Location Opportunity

Addressable Market: YTD Deployment Growth



Activated Stores
11,000
10,000
9,000
8,000
7,000
6,000
5,000
4,000
3,000
3,600
5,626
8,044
8,682
10,292
1-Jan
1-Feb
1-Mar
1-Apr
1-May
1-Jun
1-Jul
1-Aug
1-Sep
1-Oct
1-Nov
1-Dec
Activated Stores
285%

Addressable Market: Subscription Model

50,000+

Mobivity customers operate more than 50,000 restaurant locations…

Brand Locations Nationwide Using at Least One of Mobivity's Services



50,000 Locations
8 Million U.S. Merchants
600,000 Restaurants

Mobivity Selected to Power SMS Mobile Marketing Solutions for SUBWAY® Restaurant Chain in U.S.

Marketwired - Jun 30, 2015 - Mobivity Holdings Corp. (OTCQB: MFON), an award-winning provider of proprietary and patented mobile marketing technologies and solutions, today announced it has been selected to power SMS mobile marketing solutions for the SUBWAY® restaurant chain. The SUBWAY ® chain will use Mobivity's patented SMS text messaging technologies to operate local and national SMS marketing programs from a single platform.

The SUBWAY ® brand, already leveraging Mobivity's SmartReceipt™ technology in a significant number of domestic locations, will engage local customers by promoting SMS text marketing programs through calls-to-action promoted in-location, including SmartReceipts, and via other forms of local and national messaging. By texting in keywords, such as "SOCALOFFERS", to "SUBWAY" (782929), SUBWAY ® customers can elect to receive localized offers specific to their location. SUBWAY ® plans to operate SMS programs across all of its more than 27,000 domestic locations.

"Our goal is to utilize opt-in SMS marketing programs as a personalized, direct connection to our customers and give them access to Subway with the right message, at the right time," stated Joost Zimmerman, Director of Digital Marketing at SUBWAY®. "Mobivity's unique combination of SMS text messaging and receipt-based targeting and display technology is a big driver to fulfilling our vision."

Early studies have shown that SmartReceipt™ driven SMS calls-to-action can improve SMS subscriber rates by as much as ten times. Additionally, SmartReceipt™ enables the unique ability to combine real-time sales data with SMS promotions to reveal performance insights and improve the efficacy of SMS marketing programs over time. SUBWAY ® plans to leverage both technologies to achieve higher performing mobile marketing programs and drive greater value to the consumer.

"We're elated to partner with an iconic brand such as Subway and pioneer the evolution of mobile marketing together," said Dennis Becker, CEO at Mobivity. "With the expansive presence of Subway in thousands of locations worldwide, coupled with the ubiquity of mobile devices, we believe Subway is uniquely positioned to drive great value to both their customers and franchise operators, and we're very excited to be a part of that success."

SUBWAY® launched its inaugural SMS campaign with Mobivity on June 22nd, leveraging Mobivity's patent-pending SmartSMS technology, offering millions of customers in the Southern California area a free 6" sub with the purchase of a 30oz. drink.

SUBWAY ® restaurant Development Agent Bob Grewal, who leads the brand's largest market in the Los Angeles area, commented, "SMS text messaging provides the broadest reach resulting in immediate results to consumers via the mobile channel. At the same time, it's imperative that consumers get the right message at the right time. Mobivity's SmartSMS and SmartReceipt™ technologies provide a unique combination of geographic and redemption control, with rich data tracking tools, that ensure consumers and Subway operators achieve these goals."

"We are thrilled to be working with Subway and launching our patent-pending SmartSMS technology in the LA market for our first campaign with this incredible brand," said Bill Van Epps, Executive Chairman of Mobivity and QSR Franchise Veteran. "Having worked in the restaurant industry for many years and understanding the business at the operational level, I know how important it is for operators to be able to use this highly effective mobile medium to drive sales and transactions, while still being able to control redemptions, keep offers time sensitive, location-specific, and tie everything back to clear attribution to prove ROI. Mobivity's SmartSMS solution was developed to specifically address these needs, and we are looking forward to seeing our technology answer such a highly anticipated industry need."

The campaign is being promoted via free-standing inserts, in-store marketing materials, and radio ads to market the launch of a subscription-based SMS text messaging program aimed at delighting customers while improving business performance for over 1,000 SUBWAY ® locations in and around the Los Angeles metro area.

2007 – 2015 And Beyond

Consumers Have Evolved To Demand Personalization


Targeted Search
Google
Targeted Products
amazon.com
Targeted Music
PANDORA
Targeted Video
NETFLIX
Targeted Marketing
mobivity
2007 - 2013
2014
2015
2016


CNN
Disney
SONIC
SmartReceipt
powered by mobivity
EPSON
SuperSalon
SUBWAY

Messaging technology developed and deployed with major brands nationwide.

SmartReceipt™ acquisition and data capabilities allow Mobivity to personalize messaging.

Selected as Epson Cloud Partner, Attracts Key Management, and Ramps Revenue

Bill Van Epps ***Executive Chairman*** – Formerly CEO Agile Pursuits (P&G), President Papa Johns

Christopher Meinerz ***CFO*** – Formerly eTelecare (NASDAQ IPO, $300M Acq.)

Deena McKinley ***CXO***– Formerly CCO of Zimmerman Advertising (Omnicom)

Ellen Hahn ***SVP, Client Services*** – Formerly VP Marketing at PetSmart, VP Brand Communications at Hyatt, and VP Brand Strategy at Capital One


Q1, 2016 Revenue Projected To Grow Materially
Q1 2015
Q2 2015
Q3 2015
Q1 2016

Questions?